Exhibit 10.254

EIGHTH AMENDMENT TO LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into this 1st day of March, 2006, by and between GREENWAY PROPERTIES, INC. (f.k.a. Western Center Properties, Inc.) (“Landlord”) and PPD DEVELOPMENT, LP (“Tenant”).

WITNESSETH:

WHEREAS, Tenant, through PPD Development, LLC (Tenant’s predecessor in interest) and Landlord entered into a lease dated April, 30, 2001, as amended on August 15, 2001, August 25, 2003, March 22, 2004, May 17, 2004, December 14, 2004, June 3, 2004 and July 29, 2005 with respect to certain space located at 8551 Research Way, Middleton, Wisconsin (the lease, as so amended and as amended by this Amendment is referred to as the “Lease”) in a building known as the Greenway Research Center (“Building”); and

WHEREAS, Landlord is the current owner of the real estate which is the subject matter of the Lease; and

WHEREAS, the parties desire to amend the Lease as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

1. Lease Extension. Modifying Section 1.9 of the Lease, the term of the Lease shall expire on November 30, 2016, unless terminated sooner or extended as elsewhere provided in the Lease.

2. Extension Commencement Date. The terms contained in this Amendment are effective March 1, 2006 (the “Extension Commencement Date”).

3. Definition of Premises. The term “Premises” as defined in Section 2.1 of the Lease shall include any and all Additional Space as defined in any amendment to the Lease effective now or hereafter. At the execution of this Amendment, the Premises consist of 89,354 rentable square feet in the Building.

4. Monthly Rent. Modifying Section 1.11 of the lease beginning with the Extension Commencement Date, the Monthly Rent (as defined in Section 4.1 of the Lease) for the Premises shall be Thirteen Dollars and Ninety Cents ($13.90) per rentable square foot ($103,501.75 per month).

5. Monthly Rent Increases. Modifying Section 1.11 of the Lease, on each anniversary of the Extension Commencement Date, the Monthly Rent shall increase three percent (3%), and that increased amount will be the Monthly Rent until the next anniversary of the Extension Commencement Date.

6. Right of First Refusal for ROFR Space.

(a) Beginning on the Extension Commencement Date, Tenant shall have a right of first refusal (the “Right of First Refusal”) to lease any space that becomes available to lease within the Building (each a “ROFR Space”) provided that:

(i) The Right of First Refusal will be subject and subordinate to the existing Right of First Offer held by LDS Nicolet (“LDS”) pursuant to the lease by and between LDS and Landlord dated May 21, 2004 for the space adjacent to LDS as identified on Exhibit A;

(ii) This Lease is in full force and effect, and Tenant is and has been, at all times during the term of the Lease, open and continuously operating in all of the Premises;

(iii) Tenant is not in default under the tell is and conditions of this Lease at the time Tenant exercises the Right of First Refusal and shall not be in default on the date Tenant is supposed to take possession of the ROFR Space; and

(iv) Guarantor’s then-current financial condition, as revealed by its most recent financial statements, must demonstrate, in Landlord’s reasonable discretion that Guarantor meets the financial criteria acceptable to Landlord.

(b) Landlord shall give Tenant written notice (the “Landlord’s Notice”) of each ROFR Space that becomes available for lease. The Landlord’s Notice shall include the terms and conditions on which Landlord is prepared to lease the ROFR Space to a bona fide third party lessee (the “Proposed Lease Terms”).

(c) To exercise this Right of First Refusal, Tenant shall:

(i) Accept the Proposed Lease Terms in their entirety, without exception or amendment, by notifying Landlord, in writing, within ten (10) business days after Tenant’s receipt of Landlord’s Notice, sent by registered or certified mail, return receipt requested, or a nationally recognized overnight courier, of Tenant’s intent to so accept; and

(ii) Execute and deliver an amendment to this Lease, subjecting the ROFR Space to this Lease at the rent and for the terms and conditions set forth in the Proposed Lease Terms) within five (5) business days after receipt of same from Landlord.

(d) Tenant acknowledges that time is of the essence with regard to this Right of First Refusal. If Tenant does not timely exercise its Right of First Refusal in strict compliance with the provisions of’ Section 6(c), then (i) Landlord will have the unfettered right to lease the ROFR Space to a bona fide third party lessee generally on the Proposed Lease Terms and (ii) Landlords obligation to notify Tenant regarding the ROFR Space or offer the ROFR Space to Tenant shall terminate, except as specifically provided in Section 6(e).

(e) If Landlord does not lease the ROFR Space to a bona fide third party lessee generally in accordance with the Proposed Lease Terms described in Landlord’s Notice (i.e. there is a material change in the Proposed Lease Terms), then Tenant’s Right of First Refusal with respect to the ROFR Space shall be deemed revived and Landlord shall offer the ROFR Space to Tenant under new Proposed Lease Terms under which Landlord is then willing to lease the ROFR Space to a bona fide third party lessee.

(f) This Right of First Refusal for ROFR Space is personal to the Tenant and is not transferable.

7. Option to Renew.

(a) Tenant shall have two (2) options (each a “Renewal Option”) to extend the term of the Lease for five (5) additional years each, at a fixed Monthly Rent equal to ninety-five percent (95%) of the then current Market Rent (as herein defined). Each such five (5) year period is a “Renewal Term.”

(b) Provided Tenant is not then in default under the Lease, Tenant shall have the right to exercise its Renewal Option to extend the term for the next Renewal Term by giving Landlord prior written notice of its intention to exercise the Renewal Option at least one hundred eighty (180) days prior to the expiration of the initial term or the then current Renewal Term.

(c) Except as provided in this Section 7, during any Renewal Term, all terms and conditions contained in the Lease shall remain the same except that after exercising the second Renewal Option, Tenant will have no further options to renew or extend the term of the Lease. In addition, on the first day of each Renewal Term (each a “Renewal Commencement Date”), the Monthly Rent shall be recalculated to an amount that is ninety-five percent (95%) of the then current Market Rent. Thereafter, on each anniversary of the Renewal Commencement Date, fixed Monthly Rent will increase three percent (3%) and that increased amount will be the Monthly Rent until the next anniversary of the Renewal Commencement Date.

(d) If Tenant exercises one or more of its Major Expansion Options (as defined below), then, notwithstanding any provisions in this Lease to the contrary, Tenant’s exercise of each such Major Expansion Option will cause the term or the lease to be extended to the date that is ten (10) years after the date Landlord delivers the completed Major Expansion Space to Tenant. Thereafter any Unused Renewal Options (as defined in Section 7(e)) may be exercised by Tenant in accordance with the provisions of this Lease.

(e) For the purposes of this Lease, Unused Renewal Options” shall be defined as provided for in this Section 7(e).

(i) If Tenant exercises a Major Expansion Option during the initial term of this Lease or during the first Renewal Term, then after the expiration of the ten (10) year extension provided for Section 7(d), Tenant shall have two (2) complete Renewal Options to extend the term of the Lease for five (5) additional years each, all in accordance with the provisions of this Section 7.

(ii) If Tenant exercises a Major Expansion Option during the second Renewal Term, then after the expiration of the ten (10) year extension provided for in Section 7(d), Tenant shall have one (1) complete Renewal Option to extend the term of the Lease for five (5) additional years, all in accordance with the provisions of this Section 7.

8. Market Rent. Market Rent shall be determined as follows:

(a) Within thirty (30) days following Tenant giving Landlord written notice of its intention to exercise its Renewal Option, Landlord and Tenant shall each at their own expense, hire a commercial broker experienced with commercial leases in Dane County, and each such commercial broker shall, within fifteen (15) days, provide a fair market rent determination for the Premises simultaneously to Landlord and Tenant (each a “Market Rent Determination”).

(b) If the two Market Rent Determinations vary by less than five percent (5%) of the smaller of the two Market Rent Determinations, then ninety-five percent (95%) of the average of the two Market Rent Determinations shall be the Monthly Rent for the first year of the Renewal Term.

(c) If the two Market Rent Determinations vary by five percent (5%) or more of the smaller of the two Market Rent Determinations, then Landlord and Tenant may mutually agree to average the two Market Rent Determinations, in which event, the Monthly Rent for the first year of the Renewal Term will be ninety-five per cent (95%) of the average of the two (2) Market Rent Determinations. If the parties cannot mutually agree to average the two Market Rent Determinations, then the parties shall engage a third commercial broker to assist with the determination of the fixed Monthly Rent for the Renewal Term. If a third commercial broker is to be engaged, the two commercial brokers previously engaged shall jointly select a third commercial broker with experience in commercial leases in Dane County. The third commercial broker shall, within fifteen (15) days after selection, provide a third Market Rent Determination for the Premises, in which event the Market Rent Determination for the Premises, in which event the Market Rent for the first year of the Renewal Term will be ninety-live percent of the average of the three (3) Market Rent Determinations. All expenses related to the third commercial broker shall be shared equally between Landlord and Tenant.

9. Expansion Rights. Tenant shall have the Conditional Expansion Option provided for in Section 10, the South Expansion Option provided for in Section 11, the West Expansion Option provided for in Section 12 and the North Expansion Option provided for in Section 13. The Conditional Expansion Option, the South Expansion Option, the West Expansion Option and the North Expansion Option are collectively referred to in this Lease as a “Major Expansion Option.”

10. Conditional Expansion Option.

(a) Subject to the provisions of this Section 10, beginning on the Extension Commencement Date, Tenant shall have the option to lease that certain space that (i) is located in the Building, adjacent to and south of the Premises, (ii) consists of approximately 10,801 rentable square feet of space, (iii) is currently leased by A-R Editions (“A-R”) pursuant to that certain lease, dated October 1, 2000, between Landlord and A-R (the “A-R Lease”), and by vdw Design (`vdw”) pursuant to that certain lease, dated September 25, 2003, between Landlord and vdw (the “vdw Lease”), and (iv) is generally depicted on Exhibit B attached hereto (collectively, the Conditional Expansion Space”) for exclusive use by Tenant (the “Conditional Expansion Option”) provided that:

(i) Landlord is able to relocate A-R and vdw to other premises pursuant to new leases that are acceptable to Landlord in Landlord’s reasonable discretion, at a cost not to exceed $100,000.00, all as provided for in this Section 10. Relocation costs in excess of $100,000 would be Tenant’s responsibility;

(ii) This Lease is in full force and effect and Tenant is and has been, at all times during the term of the Lease, open and continuously operating in all of the Premises;

(iii) Tenant is not in default under the terms and conditions of this Lease at the time Tenant exercises the Conditional Expansion Option and shall not be in default when it is supposed to take possession of the Conditional Expansion Space; and

(iv) Guarantor’s then-current financial condition, as revealed by its most recent financial statements, must demonstrate, in Landlord’s reasonable discretion that Guarantor meets the financial criteria acceptable to Landlord.

(v) Tenant executes a lease amendment that is mutually acceptable to Landlord and Tenant in their reasonable discretion (the “Conditional Expansion Space Lease Amendment”) whereby Landlord agrees to lease the Conditional Expansion Space to ‘Tenant as part of the Premises, and Tenant agrees to lease the Conditional Expansion Space front Landlord as part of the Premises. Landlord and Tenant shall each negotiate any such Conditional Expansion Space Lease Amendment in good faith

(b) To exercise this Conditional Expansion Option, Tenant shall give Landlord written notice (the “Tenant’s Notice”) of its desire to lease the Conditional Expansion Space.

(c) After Tenant’s delivery of Tenant’s Notice, Landlord and Tenant shall enter into the Conditional Expansion Space Lease Amendment. Landlord shall then use reasonable commercial efforts to cause A-R and vdw to relocate into other premises pursuant to new leases that are acceptable to Landlord in Landlord’s reasonable discretion, provided however, that Tenant shall be responsible for any expenses in excess of $100,000 incurred by Landlord related to the relocation of A-R and/or vdw to other premises pursuant to Section 10.

(d) Landlord and Tenant acknowledge and agree that, notwithstanding any provision in this Lease to the contrary, Tenant’s Conditional Expansion Option is conditioned upon and subject to A-R’s and vdw’s agreement to relocate to other premises, pursuant to new leases that are acceptable to Landlord in Landlord’s reasonable discretion. If, within ninety (90) days after the date on which Landlord and Tenant agreed to the Conditional Expansion Space Lease Amendment, despite Landlord’s reasonable commercial efforts, A-R and vdw do not agree to relocate to other premises, pursuant to new leases that are acceptable to Landlord in Landlord’s reasonable discretion, then Tenant’s rights under this Section 10 shall expire and have no further force or effect and the Conditional Expansion Space Lease Amendment shall become null and void.

(e) The Conditional Expansion Space Lease Amendment shall include, but not be limited to the following provisions:

(i) The base rent for the Conditional Expansion Space shall be equivalent to the base rent then being paid by Tenant for the remainder of the Premises;

(ii) Upon completion of the construction of the Conditional Expansion Space, Tenant shall pay costs and expenses for the Conditional Expansion Space as determined by Section 4.3 of the Lease;

(iii) Upon completion of the construction of the Conditional Expansion Space, Tenant’s pro-rata share for common area expenses, as defined in Section 4.5 of the Lease, shall be adjusted accordingly to Tenant’s increased share of leased space in the Building and the Conditional Expansion Space;

(iv) Beginning with the first day of the second year of the Conditional Expansion Space Lease Amendment and each anniversary date thereafter, the base rent for the Conditional Expansion Space shall increase three percent (3%) per rear;

(v) Landlord shall provide Tenant with a Tenant Improvement Allowance of Ten dollars and no cents ($10.00) per rentable square foot within the Conditional Expansion Space: and

(vi) Notwithstanding any provision in the Lease to the contrary, the term of the Lease for the entire Premises, including without limitation, the Conditional Expansion Space, shall be extended to the date that is ten (10) years after the date the completed Conditional Expansion Space is delivered to Tenant. Thereafter, any previous unused Renewal Options may be exercised effective as of the date that is ten (10) years after Landlord’s delivery of the Conditional Expansion Space to Tenant.

11. South Expansion Option.

(a) Beginning on the Extension Commencement Date, Tenant shall have a right to cause Landlord to commence and complete the construction of a one-story or two-story addition containing no less than 10,000 square feet and no more than 22,000 square feet on the South side of the Conditional Expansion Space as depicted in Exhibit C (the “South Expansion Space”) for exclusive use by Tenant (the “South Expansion Option”) provided that:

(i) Tenant has first acquired the Conditional Expansion Space pursuant to the provisions of Section 10 above;

(ii) This Lease is in full force and effect and Tenant is and has been, at all times during the term of the Lease, open and continuously operating in all of the Premises;

(iii) Tenant is not in default under the terms and conditions of this Lease at the time Tenant exercises the South Expansion Option and shall not be in default when it is supposed to take possession of the South Expansion Space;

(iv) Landlord secures all permits and approvals necessary to construct and occupy the South Expansion Space from all governmental authorities with jurisdiction over the Premises;

(v) Guarantor’s then-current financial condition, as revealed by its most recent financial statements, must demonstrate, in Landlord’s reasonable discretion that Guarantor meets the financial criteria acceptable to Landlord; and

(vi) Prior to construction beginning on the South Expansion Space, Tenant executes a lease amendment that is mutually acceptable to Landlord and Tenant in their reasonable discretion (the “South Expansion Space Lease Amendment”) whereby Landlord agrees to lease the South Expansion Space to Tenant as part of the Premises, and Tenant agrees to lease the South Expansion Space from Landlord as part of the Premises. Landlord and Tenant shall each negotiate any such South Expansion Space Lease Amendment in good faith.

(b) Landlord and Tenant acknowledge and agree that if Landlord and Tenant, each acting in good faith, are unable to negotiate and agree to a South Expansion Space Lease Amendment under this Section 11(b) within sixty (60) days after the date of Tenant’s Notice, then Tenant’s rights under this Section 11(b) shall expire and have no further force or effect.

(c) The South Expansion Space building shell materials and architecture shall be consistent with the existing Building and built in accordance with Landlord’s plans and specifications.

(d) Tenant acknowledges and agrees that if Tenant has not first leased the Conditional Expansion Space pursuant to Section 10 above, that Tenant shall have no right or option to lease the South Expansion Space.

(e) To exercise this South Expansion Option, Tenant shall:

(i) Give Landlord written notice (the “Tenant’s Notice”) of its desire to lease the South Expansion Space; and

(ii) Execute the South Expansion Space Lease Amendment as proposed by Landlord within thirty (30) business days after receipt of the South Expansion Space Lease Amendment from Landlord.

(f) The South Expansion Space Lease Amendment shall include, but not be limited to the following provisions:

(i) The base rent for the South Expansion Space shall be calculated by multiplying the actual costs of the planning and construction of the South Expansion Space (the “Project Costs”) by the sum of the then prevailing five (5) year Treasury Note (as posted in the Wall Street Journal) plus 500 basis points as of the date of the issuance of a building permit for the South Expansion Space;

(ii) Upon completion of the construction of the South Expansion Space, Tenant shall pay costs and expenses for the South Expansion Space as determined by Section 4.3 of the Lease;

(iii) Upon completion of the construction of the South Expansion Space, Tenant’s pro-rata share for common area expenses, as defined in Section 4.5 of the Lease, shall be adjusted accordingly to Tenant’s increased share of leased space in the Building and the South Expansion Space;

(iv) Beginning with the first day of the second year of the South Expansion Space Lease Amendment and each anniversary date thereafter, the base rent for the South Expansion Space shall increase three percent (3%) per year;

(v) Project Costs shall include all hard and soft costs, including a tenant improvement allowance of up to $50.00 per rentable square foot. In addition, Project Costs shall include Landlord’s cost of the North Land Parcel (see Exhibit F) and all costs necessary to improve the North Land Parcel to accommodate the Building’s additional parking requirements due to the expansion: and

(vi) Notwithstanding any provision in the Lease to the contrary, the term of the Lease for the entire Premises, including without limitation, the South Expansion Space, shall be extended to the date that is ten (10) years after the date the completed South Expansion Space is delivered to Tenant. Thereafter, any previous unused Renewal Options may be exercised effective as of the date that is ten (10) years after Landlord’s delivery of the South Expansion Space to Tenant.

12. West Expansion Option.

(a) Beginning on the Extension Commencement Date, Tenant shall have a right to cause Landlord to commence and complete the construction of a one-story or two-story addition containing no less than 10,000 square feet and no more than 22,000 square feet on the west side of the Suite 90 as depicted in Exhibit D (the “West Expansion Space”) for exclusive use by Tenant (the “West Expansion Option”) provided that:

(i) This Lease is in full force and effect and Tenant is and has been, at all times during the term of the Lease, open and continuously operating in all of the Premises;

(ii) Tenant is not in default under the terms and conditions of this Lease at the time Tenant exercises the West Expansion Option and shall not be in default when it is supposed to take possession of the West Expansion Space;

(iii) Landlord secures all permits and approvals necessary to construct and occupy the West Expansion Space from all governmental authorities with jurisdiction over the Premises;

(iv) Prior to construction beginning on the West Expansion Space, Tenant executes a lease amendment that is mutually acceptable to Landlord and Tenant in their reasonable discretion (the “West Expansion Space Lease Amendment”) whereby Landlord agrees to lease the West Expansion Space to Tenant as part of the Premises, and Tenant agrees to lease the West Expansion Space from Landlord as part of the Premises. Landlord and Tenant shall each negotiate any such West Expansion Space Lease Amendment in good faith; and

(v) Guarantor’s then-current financial condition, as revealed by its most recent financial statements, must demonstrate, in Landlord’s reasonable discretion that Guarantor meets the financial criteria acceptable to Landlord.

(b) Landlord and Tenant acknowledge and agree that if Landlord and Tenant, each acting in good faith, are unable to negotiate and agree to a West Expansion Space Lease Amendment under this Section 12(b) within sixty (60) days after the date of Tenant’s Notice, then Tenant’s rights under this Section 12(b) shall expire and have no further force or effect.

(c) The West Expansion Space building shell materials and architecture shall be consistent with the existing Building and built in accordance with Landlord’s plans and specifications.

(d) To exercise this West Expansion Option, Tenant shall:

(i) Give Landlord written notice (the “Tenant’s Notice”) of its desire to lease the West Expansion Space; and

(ii) Execute the West Expansion Space Lease Amendment as proposed by Landlord within thirty (30) business days after receipt of the West Expansion Space Lease Amendment from Landlord.

(e) The West Expansion Space Lease Amendment shall include, but not be limited to the following provisions:

(i) The base rent for the West Expansion Space shall be calculated by multiplying the actual costs of the planning and construction of the West Expansion Space (the “Project Costs”) by the sum of the then prevailing five (5) year Treasury Note (as posted in the Wall Street Journal) plus 500 basis points as of the date of the issuance of a building permit for the West Expansion Space;

(ii) Upon completion of the construction of the West Expansion Space, Tenant shall pay costs and expenses for the West Expansion Space as determined by Section 4.3 of the Lease;

(iii) Upon completion of the construction of the West Expansion Space, Tenant’s pro-rata share for common area expenses, as defined in Section 4.5 of the Lease, shall be adjusted accordingly to Tenant’s increased share of leased space in the Building and the West Expansion Space;

(iv) Beginning with the first day of the second year of the West Expansion Space Lease Amendment and each anniversary date thereafter, the base rent for the West Expansion Space shall increase three percent (3%) per year;

(v) Project Costs shall include all hard and soft costs, including a tenant improvement allowance of up to $50.00 per rentable square foot, excluding any attributed land value. In addition, Project Costs shall include Landlord’s cost of the Ninth Land Parcel (see Exhibit F) and all costs necessary to improve the worth hand Parcel to accommodate the Building’s additional parking requirements due to the expansion, and

(vi) Notwithstanding any provision in the Lease to the contrary, the term or the Lease for the entire Premises, including without limitation, the West Expansion Space, shall be extended to the date that is ten (10) years after the date the completed West Expansion Space is delivered to Tenant. Thereafter, any previous unused Renewal Options may be exercised effective as of the date that is ten (10) years after Landlord’s delivery of the West Expansion Space to Tenant.

13. North Expansion Option.

(a) Beginning on the Extension Commencement Date, Tenant shall have a right to cause Landlord to commence and complete the construction of a one-story or two-story addition containing no less than 10,000 square feet and no more than 22,000 square feet on the north side of the Suite 90 as depicted in Exhibit E (the “North Expansion Space”) for exclusive use by Tenant (the “North Expansion Option”) provided that:

(i) This Lease is in full force and effect and Tenant is and has been, at all times during the term of the Lease, open and continuously operating in all of the Premises;

(ii) Tenant is not in default under the terms and conditions of this Lease at the time Tenant exercises the North Expansion Option and shall not be in default when it is supposed to take possession of the North Expansion Space;

(iii) Landlord secures all permits and approvals necessary to construct and occupy the North Expansion Space from all governmental authorities with jurisdiction over the Premises;

(iv) Prior to construction beginning on the North Expansion Space, Tenant executes a lease amendment that is mutually acceptable to Landlord and Tenant in their reasonable discretion (the “North Expansion Space Lease Amendment”) whereby Landlord agrees to lease the North Expansion Space to Tenant as part of the Premises, and Tenant agrees to lease the North Expansion Space from Landlord as part of the Premises. Landlord and Tenant shall each negotiate any such North Expansion Space Lease Amendment in good faith; and

(v) Guarantor’s then-current financial condition, as revealed by its most recent financial statements, must demonstrate, in Landlord’s reasonable discretion that Guarantor meets the financial criteria acceptable to Landlord.

(b) Landlord and Tenant acknowledge and agree that if Landlord and Tenant, each acting in good faith, are unable to negotiate and agree to a North Expansion Space Lease Amendment under this Section 13(b) within sixty (60) days after the date of Tenant’s Notice, then Tenant’s rights under this Section 13(b) shall expire and have no further force or effect.

(c) The North Expansion Space building shell materials and architecture shall be consistent with the existing Building and built in accordance with Landlord’s plans and specifications.

(d) To exercise this North Expansion Option, Tenant shall:

(i) Give Landlord written notice (the “Tenant’s Notice”) of its desire to lease the North Expansion Space; and

(ii) Execute the North Expansion Space Lease Amendment as proposed by Landlord within thirty (30) business days after receipt of the North Expansion Space Lease Amendment from Landlord.

(e) The North Expansion Space Lease Amendment shall include, but not be limited to the following provisions:

(i) The base rent for the North Expansion Space shall be calculated by multiplying the actual costs of the planning and construction of the North Expansion Space (the “Project Costs”) by the sum of the then prevailing five (5) year Treasury Note (as posted in the Wall Street Journal) plus 500 basis points as of the date of the issuance of a building permit for the North Expansion Space;

(ii) Upon completion of the construction of the North Expansion Space, Tenant shall pay costs and expenses for the North Expansion Space as determined by Section 4.3 of the Lease;

(iii) Upon completion of the construction of the North Expansion Space, Tenant’s pro-rata share for common area expenses, as defined in Section 4.5 of the Lease, shall be adjusted accordingly to Tenant’s increased share of leased space in the Building and the North Expansion Space;

(iv) Beginning with the first day of the second year of the North Expansion Space Lease Amendment and each anniversary date thereafter, the base rent for the North Expansion Space shall increase three percent (3%) per year;

(v) Project Costs shall include all hard and soft costs, including a tenant improvement allowance of up to $50.00 per rentable square foot, excluding any attributed land value. In addition, Project Costs shall include Landlord’s cost of the North Land Parcel (see Exhibit F) and all costs necessary to improve the North Land Parcel to accommodate the Building’s additional parking requirements due to the expansion; and

(vi) Notwithstanding any provision in the Lease to the contrary, the term of the Lease for the entire Premises, including without limitation, the North Expansion Space, shall be extended to the date that is ten (10) years after the date the completed North Expansion Space is delivered to the Tenant. Thereafter, any previous unused Renewal Options may be exercised effective as of the date that is ten (10) years after Landlord’s delivery of the North Expansion Space to Tenant

14. Tenant Improvements. Landlord grants Tenant the following rights with respect to tenant improvements in the Conditional Expansion Space, South Expansion Space, West Expansion Space and North Expansion Space:

(a) To independently manage any Tenant space design and build-out.

(b) To select, at its own discretion, all consultants and vendors including architects, engineers, consultants, construction manager, contractors and subcontractors.

(c) Landlord shall not specify any subcontractors, unless the additional cost of such subcontractors is borne by the Landlord.

(d) There will be no Landlord supervision fees or any other hidden Landlord fees.

(e) In the event Tenant does not utilize the entire allowance, any residual shall be credited to Tenant in the equivalent rental abatement, cash, or rent reduction at Tenant’s request.

(f) Tenant may custom design and build the space and may not necessarily use building standards, so long as such design has no adverse impact on common areas or other tenants’ premises.

(g) In the event Landlord constructs the Tenant Improvements, Tenant shall have the right to review and audit all costs of the construction of the Tenant Improvements to ensure costs are accurate and reasonable.

15. Alterations. Subject to Section 5.1 of the Lease, Tenant shall have the right, upon thirty (30) days prior written notice to Landlord, at its own expense, to make any repairs or renovations to the Premises that do not affect the structure, mechanical systems or electrical systems of the Building in an amount up to $250,000 (“Alteration Limit”) without Landlord’s consent. The Alteration Limit excludes costs attributable to furniture, fixtures, and equipment. In all cases, Tenant shall provide Landlord a copy of all architectural drawings of such Alterations at least thirty (30) days prior to the date the Alterations are initiated.

16. Use. Modifying Section 8.1 of the Lease, Tenant may use the Premises for any and all lawful purposes, including but not limited to general office, laboratory, medical research and warehouse and distribution, to the extent that such use does not constitute a nuisance for other Building tenants.

17. Access. Tenant’s employees shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week.

18. Full Force and Effect; Miscellaneous. Except as specifically amended herein, the Lease is hereby ratified and affirmed and shall remain in full force and effect. Capitalized definitional terms used, but not defined, herein shall have the same meanings as are given to such terms in the Lease. Each party acknowledges that the other party is not in default under this Lease nor does either party know of any circumstance that, with the giving of notice, would result in the other party being in default under this Lease.

19. Conflict. If there is a conflict between provisions of the Lease and this Amendment, the provisions of this Amendment shall control.

20. Capitalized Terms. Capitalized terms used but not otherwise defined in this Amendment shall be assigned the definition assigned to those terms in the Lease.

21. Lease Guaranty. This Lease shall be guaranteed by tenant’s parent company Pharmaceutical Product Development, Inc (NASDAQ Symbol “PPDI”), as set forth in Exhibit G to this Eighth Amendment to Lease Agreement.

22. Estoppel Certificate. Tenant agrees, within ten (10) days after written request from Landlord, to execute in recordable form and deliver to Landlord a statement, in writing, certifying, if such is the case: (a) that the Lease is unmodified and in full force and effect; (b) the Lease commencement date; (c) that Rent is paid currently without any offsets; (d) the amount of Rent, if any, paid in advance; and (e) that Tenant has no defenses, offsets or counterclaims against its obligations to pay Rent and perform its other covenants under the Lease and that there are no uncured defaults by Landlord, or stating those claimed by Tenant. Failure of Tenant to execute the above instrument within ten (10) days after written request to do so by Landlord shall constitute a breach of the Lease, and Landlord may, at its option, seek damages of $100 per day extending beyond the 10-day period outlined herein.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.

LANDLORD: Greenway Properties, Inc. (f.k.a. Western Center Properties, Inc.) a Wisconsin Corporation		TENANT: PPD Development, LP By: PPD GP, LLC, General Partner

By:		By:
	Scott L.Berger		Fred B.Davenport Jr.
	Vice President		President